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Exhibit 10.93


                              FIRST AMENDMENT TO
                     AMENDED AND RESTATED LEASE AGREEMENT

      THIIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT effective as of June 1, 1996, is made and entered into by and between SCRUBGRASS GENERATING COMPANY, L.P., a Delaware limited partnership, as Lessor ("Lessor"), and BUZZARD POWER CORPORATION, a Delaware corporation, as Lessee ("Lessee").

      WHEREAS, Lessor and Lessee entered into a certain Amended and Restated Lease Agreement, dated December 22, 1995 (the "Lease"); and

      WHEREAS, Lessor And Lessee desire to amend certain provisions of the Lease and to add a provision to the Lease;

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      1.  Section 2.03.
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          (a) Subparagraph (iii) in the first paragraph of Section 2.03(a) of the Lease shall be deleted in its entirety and the following shall be inserted in its place:

               (iii) Lessor's right to replace, remove or appoint a successor to Operator under the O&M Agreement, the Project Manager under the Project Management Agreement, and the Fuel Site Operator under the Fuel Services Agreement; and

          (b) The following shall be inserted immediately following subparagraph
(iii) in the first paragraph of Section 2.03(a) of the Lease:

               (iv)  Lessor's right to exercise remedies against the Fuel

          Site Operator upon default by the Fuel Site Operator under the Leechburg Waste Disposal Agreement or the Clearfield Fuel Purchase Disposal Agreement;

      2.  Section 3.06. The following shall be added to the Lease as Section
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          3.06:

            SECTION 3.06  Credit  During each month that the Clearfield Fuel
                          ------
       Purchase Disposal Agreement is in effect, Lessee shall receive a rebate of the Basic Rent (Equity) otherwise paid by Lessee pursuant to Section 3.0l of this Lease and permitted pursuant to the Reimbursement Agreement in an amount equal to the payment made by Lessee to Clearfield Properties, Inc. for such month pursuant to Section 4.2 of the Clearfield Fuel Purchase Agreement

      3.  Appendix I.  The following definitions shall be added to Appendix I to
          -----------
      the Lease in the proper alphabetical order:

                    Clearfield Fuel Purchase Agreement" shall mean the Amended
                    ----------------------------------
               and Restated Fuel Purchase Agreement, dated as of June 1, 1996, between
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               Lessor and Clearfield Properties, Inc.

                    "Fuel Services Agreement" shall mean the Fuel Services
                    ------------------------
               Agreement, dated as of June 1, 1996, by and between Lessor and Fuel Site Operator.

                    "Fuel Site Operator" shall mean U.S. Operating Services
                     ------------------
               Company, a California general partnership, in its status as operator under the Fuel Services Agreement, and any successor operator.

                    "Leechburg Waste Disposal Agreement" shall mean the Amended
                     ----------------------------------
               and Restated Waste Disposal Agreement, dated as of June 1, 1996, between Lessor and Leechburg Properties, Inc.

     4.  Reference to and Effect on the Lease.
         ------------------------------------

                (a) On and after the date of this Amendment, each reference in the Lease to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Transaction Documents to the Lease, shall mean a reference to the Lease as amended hereby.

                (b) Except as specifically amended above, the Lease shall remain in full force and effect and are hereby ratified and confirmed.

                (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Lease, nor constitute a waiver of any provision of any of the Lease.

     5.   Miscellaneous.
          -------------

                (a) Governing Law. This Amendment shall be governed by, and
                    -------------
      construed and enforced in accordance with the laws of the State of New
      York.

                (b) Counterparts. The parties may execute this Amendment in two
                    -------------
      or more counterparts, which shall, in the aggregate, be signed by all the parties, and each counterpart shall be deemed an original instrument as against any party who has signed it

                (c) Headings. The headings of the paragraphs of this Amendment
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      are for convenience only and do not constitute a part of this Amendment.
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      IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be executed by their duly authorized officers attested on the date first above written.


                                SCRUBGRASS GENERATING COMPANY, L.P.



                                By: /s/ Brian Sedar
                                   ----------------------------------
                                   Name: Brian Sedar
                                   Title: Vice President



                                BUZZARD POWER CORPORATION



                                By: /s/ William D. Linehan
                                   ----------------------------------
                                   Name: William D. Linehan
                                   Title: Chief Financial Officer